UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

GB Sciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue

Las Vegas, Nevada 89118

Phone: (844) 843-2569

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 15, 2019, the Registrant held its annual meeting of shareholders.  At the meeting the shareholders voted on a proposal to amend its articles of incorporation for the purpose of increasing its authorized capital from 400,000,000 shares to 600,000,000 shares.  The proposal is more particularly described in the Registrant’s definitive proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on  July 2, 2019.  On the record date, there were 244,698,769 voting shares issued and outstanding. At the meeting, voting by proxy, 154,537,861 shares voted in favor of the proposal, 66,925,374 voted against, 3,981,672 abstained, and there were 7,971,336 broker non-votes.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc.

Dated: August 21, 2019	By:	/s/ Ksenia Griswold
Ksenia Griswold
Chief Financial Officer